IDENTIVE GROUP, INC. REGISTRATION RIGHTS AGREEMENT

March 31, 2014

     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of the date set forth above, by and among Identive Group, Inc., a Delaware corporation (the “Company”), and Opus Bank (“Bank”).

RECITALS

     A. The Company and Bank are parties to a Credit Agreement, dated as of the date hereof (the “Credit Agreement”), pursuant to which the Company shall issue to Bank a Warrant (as defined in the Credit Agreement), which Warrant shall be exercisable for up to 1,000,000 fully paid and non-assessable shares of the Common Stock of the Company (the “Common Stock”).

     B. In order to induce Bank to enter into the Credit Agreement, the Company desires to enter into this Agreement with Bank.

AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises herein contained, and other consideration, the receipt and adequacy of which hereby is acknowledged, the parties hereto agree as follows:

1.	Definitions.

	1.1	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

	1.2	“Register,” “registered” and “registration” refer to a registration effected by the preparation and filing of a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

     1.3 “Registrable Securities” means any and all shares of the Common Stock issued or issuable upon exercise of the Warrant; provided, however, that the foregoing shall cease to be Registrable Securities once registration rights have terminated pursuant to Section 2.8 or to the extent transferred by Bank.

1.4	“SEC” means the United States Securities and Exchange Commission.

1.5	“Securities Act” means the Securities Act of 1933, as amended.

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2.	Registration Rights.

	2.1	Company Registration.

(a) Notice to Bank. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than Bank) any of its stock in connection with the public offering of such stock (other than a registration relating solely to the issuance of securities by the Company pursuant to a stock option, stock purchase or similar benefit plan or an SEC Rule 145 transaction, or a registration in which the only stock being registered is stock issuable upon conversion of debt securities that are also being registered), the Company shall promptly give Bank written notice of such registration. Upon the request of Bank given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.1(c), use all reasonable efforts to cause to be registered all of the Registrable Securities that Bank has requested to be included in such registration.

     (b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.1 before the effective date of such registration, whether or not Bank has elected to include Registrable Securities in such registration. The expenses of such withdrawn registration shall be borne by the Company.

     (c) Underwriting. If a registration of which the Company gives notice under this Section 2.1 is for an underwritten offering, then the Company shall so advise Bank. In such event, the right of Bank to include Bank’s Registrable Securities in such registration shall be conditioned upon Bank’s participation in such underwriting and the inclusion of Bank’s Registrable Securities in the underwriting to the extent provided herein. Bank shall enter into an underwriting agreement in customary form with the managing underwriters selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriters advise the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then the managing underwriters may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second, to Bank; provided, however, that no such reduction shall reduce the amount of securities of the Bank below twenty percent (20%) of the total amount of securities included in such registration, unless such offering is the initial public offering, in which event all Registrable Securities may be excluded. In no event will shares of any other selling stockholder be included in such registration which would reduce the number of shares that may be included by Bank without the written consent of Bank. If Bank disapproves of the terms of any such underwriting, Bank may elect to withdraw therefrom by written notice to the Company and the managing underwriters. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

     2.2 Demand Registration. The Company shall effect a registration on Form S-3 or a successor form and any related qualification or compliance with respect to all of the Registrable Securities as soon as practicable, and in any event within forty-five (45) days, after the date hereof to permit or facilitate the sale and distribution of all of the Registrable Securities.

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     2.3 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities of Bank, the Company shall, as expeditiously as reasonably possible:

     (a) prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (b) furnish to Bank such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Bank that are included in such registration;

     (c) use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such states or other jurisdictions as shall be reasonably requested by Bank, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

     (d) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering (it being understood and agreed that, as a condition to the Company’s obligations under this clause (e), Bank shall also enter into and perform its obligations under such an agreement);

     (e) notify Bank at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (f) use commercially reasonable efforts to cause all such Registrable Securities registered pursuant hereunder to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

     (g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

     (h) after such registration statement becomes effective, notify Bank of any request by the SEC that the Company amend or supplement such registration statement or prospectus; and

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     (i) promptly make available for inspection by Bank, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by Bank, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with any such registration statement.

     2.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.1 or 2.2 hereof that Bank shall furnish to the Company such information regarding Bank, the Registrable Securities held by Bank and the intended method of disposition of such securities as shall be required (and requested in writing by the Company) to timely effect the registration of their Registrable Securities.

     2.5 Delay of Registration. Bank shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

     2.6 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.1 and 2.2 hereof:

     (a) By the Company. To the extent permitted by law, the Company shall indemnify and hold harmless Bank, including its partners, members, officers and directors, legal counsel and accountants, any underwriter (as defined in the Securities Act) for Bank and each person, if any, who controls Bank or such underwriter within the meaning of the Securities Act or the Exchange Act, against any expenses, losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”):

     (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

     (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

     (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company shall reimburse Bank and each such partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage liability or action; provided, however, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such expense, loss, claim, damage, liability or action if such

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settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of Bank or any such partner, officer or director, underwriter or controlling person expressly for use in connection with such registration by Bank or any such partner, officer, director, underwriter or controlling person.

     (b) By Bank. To the extent permitted by law, Bank shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company and any underwriter of the Company, against any expenses, losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation arises out of or is based on actions or omissions made in reliance upon and in conformity with written information furnished by Bank expressly for use in connection with such registration; and each Bank shall reimburse the Company and such other persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.6(b) shall not apply to amounts paid in settlement of any such expense, loss, claim, damage, liability or action if such settlement is effected without the consent of Bank, which consent shall not be unreasonably withheld; provided further, that the total amounts payable in indemnity by Bank under this Section 2.6(b) in respect of any Violation shall not exceed the net proceeds received by Bank in the registered offering out of which such Violation arises except in the case of fraud or willful misconduct by Bank.

     (c) Notice. Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, jointly with any other indemnifying party to which notice has been given, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.6, but the omission so to deliver written

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notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.6.

     (d) Survival. Unless otherwise superseded by an underwriting agreement entered into in connection with the offering, the obligations of the Company and Bank under this Section 2.6 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

     2.7 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

     (b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

     (c) furnish to Bank, so long as Bank owns any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 or any successor form thereto (“Form S-3”) (at any time after the Company so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents of the Company as Bank may reasonably request in availing itself of any rule or regulation of the Commission allowing Bank to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

     2.8 Termination of Registration Rights. The Company’s obligations pursuant to Sections 2.1 and 2.2 shall terminate at such time as all Registrable Securities of Bank may immediately be sold in any three-month period without registration pursuant to Rule 144 under the Securities Act.

3.	Miscellaneous.

3.1 Notices. Any notice, request or other communication required or permitted hereunder shall be delivered in accordance with the terms and conditions of Section 12(g) of the Warrant.

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     3.2 Amendments and Waivers. Any provision of this Agreement may be amended and the observance thereof may be waived, either generally or in a particular instance and either retroactively or prospectively, only with the written consent of the Company and Bank.

     3.3 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     3.4 Severability. If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     3.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

COMPANY

IDENTIVE GROUP, INC.

By: /s/ Brian Nelson Name: Brian Nelson Title: Chief Financial Officer

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     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

BANK

OPUS BANK

By: /s/ Kevin McBride Name: Kevin McBride Title: Managing Director

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